SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 24, 2001



                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


          Delaware                    0-25668                    86-0970492
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA        19103
           (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code (215) 972-8191



          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS

     On March 24, 2001, The Network Connection, Inc., a Georgia corporation ("TNCi") and an approximately 70% subsidiary of Global Technologies, Ltd., a Delaware corporation (the "Registrant"), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Eastern District of Pennsylvania, in Philadelphia. The case number is 01-14306. TNCi continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL TECHNOLOGIES, LTD.



Dated: April 4, 2001                    By: /s/ Irwin L. Gross
                                            ------------------------------------
                                            Name: Irwin L. Gross
                                            Title: Chairman and
                                            Chief Executive Officer

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